SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                                   FORM 8-K
                                CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                            _________________________
Date of Report (date of earliest event reported):  October 26, 2004

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

           (Exact name of registrant as specified in its charter)

 WISCONSIN                  0-18542                 06-1169935
 (State or Other        (Commission File          (IRS Employer
 Jurisdiction of            Number)               Identification
 Incorporation)                                       Number)

                            132 WEST STATE STREET
                              MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                               (715) 748-8300
             Registrant's telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   O Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 23.425)

   O Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

   O Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   O Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On October 26, 2004, Mid-Wisconsin Financial Services, Inc. reported net income of $1.2 million or $0.68 basic earnings per share for the quarter ended September 30, 2004, as compared to $1.1 million, or $0.65 per share for the quarter ended September 30, 2003. A copy of the release is furnished as
Exhibit 99.1 to this report.*

Item 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 99.1* Press release dated October 26, 2004

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  October 26, 2004                By: GENE C. KNOLL
                                           Gene C. Knoll
                                           President and Chief Executive Officer


                                 EXHIBIT INDEX
                                      to
                                    FORM 8-K
                                      of
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            Dated October 26, 2004
                 Pursuant to Section 102(d) of Regulation S-T
(17 C.F.R. Section 232.102(d))

99.1 *Press release dated October 26, 2004

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.